UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

Home Plate Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40844 (Commission File Number)	86-2858172 (I.R.S. Employer Identification Number)

P.O. Box 1314
New York, NY 10028
(917) 703-2312
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock and one-half of one Redeemable Warrant	HPLTU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HPLT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	HPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Business Combination Agreement

On March 19, 2023, Home Plate Acquisition Corporation, a Delaware corporation (“Home Plate”), Home Plate Sponsor LLC, a Delaware limited liability company (“Sponsor”), Heidmar Marine Inc., a company organized and existing under the laws of Marshall Islands (“Holdings”), HP Merger Subsidiary Corp., a Delaware corporation (“Merger Sub”), Heidmar Inc., a company organized and existing under the laws of Marshall Islands (the “Company”), and those shareholders of the Company party thereto, entered into a Business Combination Agreement (the “Business Combination Agreement”), as disclosed in the Current Report on Form 8-K filed by Home Plate with the Securities and Exchange Commission (the “SEC”) on March 20, 2023. Unless otherwise indicated, capitalized terms used but not defined in this Current Report on Form 8-K (this “Report”) have the respective meanings given to them in the Business Combination Agreement.

On July 17, 2023, the Company and Home Plate entered into that certain First Amendment to the Business Combination Agreement (the “First BCA Amendment”), as disclosed in the Current Report on Form 8-K filed by Home Plate with the SEC on July 17, 2023.

On August 2, 2023, the Company and Home Plate entered into that certain Second Amendment to the Business Combination Agreement (the “Second BCA Amendment”).  The Second BCA Amendment amends the Business Combination Agreement to extend the Company Termination Notice Date from July 31, 2023 to September 8, 2023.

The foregoing description of the Second BCA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second BCA Amendment, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Home Plate and Company, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of Home Plate and/or Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Home Plate and Company. These statements are subject to a number of risks and uncertainties regarding Company’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions, including but not limited to the economic and operational disruptions and other effects of the COVID-19 pandemic; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the number of redemption requests made by Home Plate’s shareholders in connection with the business combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the risk that the approval of the shareholders of Company or Home Plate for the potential transaction is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Company and Home Plate; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the risks related to the rollout of Company’s business, the efficacy of Company’s proprietary technology, and the timing of expected business milestones; the effects of competition on Company’s business; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of Holdings to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Company presently does not know or that Company currently believes are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Company’s expectations, plans or forecasts of future events and views as of the date of this Report. Company anticipates that subsequent events and developments will cause Company’s assessments to change. However, while Home Plate may elect to update these forward-looking statements in the future, Home Plate specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Home Plate’s or Company’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

Participants in the Solicitation

Holdings, Company, Home Plate and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Home Plate’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of Holdings, Company and Home Plate in the registration statement on Form F-4 filed with the SEC by Holdings on July 17, 2023, which includes the proxy statement of Home Plate for the business combination. Information about Home Plate’s directors and executive officers is also available in Home Plate’s filings with the SEC.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the business combination, Holdings filed with the SEC a registration statement on Form F-4 on July 17, 2023, which included a preliminary prospectus and preliminary proxy statement and, after the registration statement is declared effective, Home Plate will mail a definitive proxy statement/prospectus and other relevant documents relating to the business combination to its shareholders. This Report is not a substitute for the registration statement, the definitive proxy statement/prospectus or any other document that Home Plate will send to its shareholders in connection with the business combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of Home Plate as of a record date to be established for voting on the business combination. Shareholders of Home Plate will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Home Plate Acquisition Corporation, P.O. Box 1314, New York, NY 10028.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
2.1	Second Amendment to Business Combination Agreement, dated as of August 2, 2023, by and between Home Plate Acquisition Corporation and Heidmar Marine Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2023

HOME PLATE ACQUISITION CORPORATION

By:	/s/ Jonathan Rosenzweig
Name:	Jonathan Rosenzweig
Title:	Chief Financial Officer and Secretary